J.P.Morgan

November 5, 2014

Chaparral Energy, Inc.
Chaparral Energy, L.L.C.
701 Cedar Lake Blvd.
Oklahoma City, Oklahoma 73114
Attention: Mark A. Fischer

Re:
Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) by and among Chaparral Energy, Inc., a Delaware corporation (“Parent”), Chaparral Energy, L.L.C., an Oklahoma limited liability company, the other Borrowers party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), the other Agents party thereto and the Lenders from time to time a party thereto; capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Ladies and Gentlemen:
1.Borrowing Base. This letter agreement constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(e) of the Credit Agreement. Pursuant to Section 2.07 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby agree that the Borrowing Base shall be increased from $484,500,000 to $650,000,000 effective as of November [5], 2014, and continuing until the next Scheduled Redetermination, Interim Redetermination, Optional Swap Unwind Redetermination, or other adjustment of the Borrowing Base, as applicable, pursuant to the terms of the Credit Agreement. The parties hereto agree that the redetermination of the Borrowing Base provided for in this Section 1 shall be the November 1, 2014 Scheduled Redetermination and shall not be deemed or construed to be an Interim Redetermination or Optional Swap Unwind Redetermination for purposes of Section 2.07 of the Credit Agreement.
2.    Extension of the Specified Period. Reference is made to that certain Limited Consent and Fourteenth Amendment to Eighth Restated Credit Agreement dated as of May 19, 2014 by and among Parent, Borrowers, Administrative Agent and the Lenders (as amended by the August 2014 Letter Agreement (as defined below), the “Limited Consent”) and that certain Letter Agreement dated as of August 14, 2014 by and among Parent, Borrowers, Administrative Agent and the Lenders (the “August 2014 Letter Agreement”). In consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders hereby (a) extend the Specified Period (as defined in the Limited

3042971v.4 CHA715/23015

Chaparral Energy, Inc.
Chaparral Energy, L.L.C.
November 5, 2014

Consent and as extended in the August 2014 Letter Agreement) until the effective date of the May 1, 2015 Scheduled Redetermination pursuant to Section 2.07 of the Credit Agreement and (b) provide their limited consent to the Temporary Hedging Noncompliance (as defined in the Limited Consent) for the Specified Period as so extended.
3.    Conditions Precedent to Borrowing Base Increase, Extension of Specified Period and Limited Consent. The increase of the Borrowing Base provided for in Section 1 hereof and the extension of the Specified Period and the limited consent provided for in Section 2 hereof shall be subject to the occurrence of each of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts hereof duly executed by Parent, each Borrower and each Lender;
(b)    The Administrative Agent and J.P. Morgan Securities LLC shall have received all fees and other amounts due and payable on or prior to the effective date of the increase of the Borrowing Base provided for in Section 1 and the extension of the Specified Period provided for in Section 2, including, without limitation, the upfront fees described in clause (c) below; and
(c)    The Administrative Agent shall have received, for the account of each Increasing Lender (as defined below), an upfront fee in an amount, for each such Increasing Lender, equal to 30 basis points (0.30%) of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender whose Commitment, after giving effect to Section 1 hereof, exceeds such Lender’s Commitment on December 18, 2013 (after giving effect to the increase in the Borrowing Base to $600,000,000 on such date) and “Increased Commitment” means the amount of such excess.
4.    Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this letter agreement, each Credit Party hereby represents and warrants to the Lenders and Administrative Agent as follows:

(a)
Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.

(b)
After giving effect to the extension of the Specified Period as contemplated hereunder and in the August 2014 Letter Agreement, no Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.

5.    Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement, the Limited Consent, the August 2014 Letter Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Nothing contained herein shall limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness as they may be increased pursuant hereto. Each

3042971v.4 CHA715/23015

Chaparral Energy, Inc.
Chaparral Energy, L.L.C.
November 5, 2014

Guarantor party hereto consents and agrees to this letter agreement, and each Credit Party agrees that the Loan Documents to which it is a party (including, without limitation, in the case of the Guarantors, the Guaranty Agreement) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms.
6.    No Other Waiver. Except as explicitly set forth in Section 2, nothing contained in this letter agreement shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents or any other contract or instrument between any Credit Party and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent to thereafter require strict compliance therewith. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents, extensions or amendments with respect to the Credit Agreement or any other Loan Document.
7.    Miscellaneous. (a) Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses incurred by the Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to the Administrative Agent) in connection with the preparation, negotiation and execution of this letter agreement and all related documents; (b) this letter agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this letter agreement until a counterpart hereof has been executed by Parent, Borrowers, the Administrative Agent and each of the Lenders, and facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals; (c) THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES, AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES; (d) this letter agreement constitutes a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement; and (e) this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Please evidence your agreement to each of the provisions of this letter agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart to Clay Hufft, counsel for the Administrative Agent, via facsimile to (214) 999-7742 or electronic e-mail to chufft@velaw.com.
[SIGNATURE PAGES TO FOLLOW]

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:     /s/ Patrick McWilliams
Patrick McWilliams,
Authorized Officer

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Nancy M. Mak
Name:    Nancy M. Mak
Title:    Senior Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Mark Lumpkin, Jr.
Name:    Mark Lumpkin, Jr.
Title:    Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

UBS AG, STAMFORD BRANCH,
as a Lender

By:     /s/ Lana Gifas
Name:    Lana Gifas
Title:    Director

By:     /s/ Jennifer Anderson
Name:    Jennifer Anderson
Title:    Associate Director

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:     /s/ Mark Roche
Name:    Mark Roche
Title:    Managing Director

By:     /s/ Michael Willis
Name:    Michael Willis
Title:    Managing Director

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

SOCIÉTÉ GÉNÉRALE,
as a Lender

By:     /s/ David Bornstein
Name:    David Bornstein
Title:    Director

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

WELLS FARGO BANK, N.A.,
as a Lender

By:     /s/ Catherine Cook
Name:    Catherine Cook
Title:    Director

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

THE BANK OF NOVA SCOTIA,
as a Lender

By:     /s/ Alan Dawson
Name:    Alan Dawson
Title:    Director

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

COMERICA BANK,
as a Lender

By:     /s/ Devin S. Eaton
Name:    Devin Eaton
Title:    Relationship Manager

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

NATIXIS, NEW YORK BRANCH,
as a Lender

By:     /s/ Louis P. LaVille
Name:    Louis P. LaVille, III
Title:    Managing Director

By:      /s/ Stuart Murray
Name:    Stuart Murray
Title:    Managing Director

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Larry L. Sears
Name:    Larry L. Sears
Title:    Senior Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

COMPASS BANK,
as a Lender

By:     /s/ Kathleen J. Bowen
Name:    Kathleen J. Bowen
Title:    Senior Vice Presideng

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:     /s/ Michael Spaight
Name:    Michael Spaight
Title:    Authorized Signatory

By:      /s/ Remy Riester
Name: Remy Riester
Title:     Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ George E. McKean
Name:    George E. McKean
Title:    Senior Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

MUFG UNION BANK, N.A.,
as a Lender

By:     /s/ Rachel Bowman
Name:    Rachel Bowman
Title:    Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Nicholas T. Hanford
Name:    Nicholas T. Hanford
Title:    Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

GOLDMAN SACHS BANK USA,
as a Lender

By:     /s/ Rebecca Kratz
Name:    Rebecca Kratz
Title:    Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]

PARENT:
CHAPARRAL ENERGY, INC.,
a Delaware corporation
By:     /s/ Mark A. Fischer
    Mark A. Fischer,
    Chief Executive Officer and President
BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.
By:     /s/ Mark A. Fischer
    Mark A. Fischer,
Manager
GREEN COUNTRY SUPPLY, INC.

By:     /s/ Mark A. Fischer
    Mark A. Fischer,
Chief Executive Officer and President

[SIGNATURE PAGE TO LETTER AGREEMENT – NOVEMBER, 2014 – CHAPARRAL ENERGY, L.L.C.]